UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 31, 2019
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the mergers described in Item 8.01 below, on December 31, 2019, Construction Partners, Inc. (the “Company”) and each of its wholly owned subsidiaries entered into a Loan Modification Agreement and Amendment to Loan Documents (the “Amendment”), with BBVA USA (formerly known as Compass Bank), as agent for the lenders, and as a lender and issuing bank, and Bank of America, N.A., as a lender, that further amends the Credit Agreement, dated June 30, 2017, which has previously been amended by (i) the Amendment to Credit Agreement, dated June 30, 2017, (ii) the Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, (iii) the Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, (iv) the Loan Modification Agreement and Amendment to Loan Documents, dated May 15, 2018, (v) the Loan Modification Agreement and Amendment to Loan Documents, dated August 30, 2019, (vi) the Loan Modification Agreement and Amendment to Loan Documents, dated October 1, 2019, and (vii) the Loan Modification Agreement and Amendment to Loan Documents dated October 18, 2019, but effective October 1, 2019 (as amended, the “Credit Agreement”).

Among other things, the Amendment gives effect to the mergers described in Item 8.01 below by (i) replacing all references to “Construction Partners Holdings, Inc.” with “Construction Partners, Inc.” and all references to “Fred Smith Construction, Inc.” with “FSC II, LLC”, (ii) making the Company a borrower, rather than a guarantor, under the Credit Agreement, (iii) adjusting the term loan recourse amounts of the applicable borrower parties, and (iv) amending various references to the collateral securing the borrowers’ obligations under the Credit Agreement. The foregoing description of the Credit Agreement and the Amendment is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as exhibits and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K and in the description of the Credit Agreement included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 13, 2019 (defined as the “BBVA Credit Agreement” therein) is incorporated herein by reference.

Item 8.01. Other Events.

On December 31, 2019, the Company completed an internal reorganization by merging its wholly owned subsidiary, Construction Partners Holdings, Inc., with and into the Company, with the Company surviving the merger. The merger was effected through the filing of a Certificate of Ownership and Merger pursuant to Section 253 of the Delaware General Corporation Law, and stockholder approval of the merger was not required. There was no change to the Company’s name, stock exchange ticker symbol, CUSIP number or governing documents in connection with the merger. On the same date, the Company also merged its indirect wholly owned subsidiary, Fred Smith Construction, Inc. with and into another indirect wholly owned subsidiary, FSC II, LLC, with FSC II, LLC surviving the merger.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated and Everett Dykes Grassing Co., Inc., as Borrowers, the financial institutions party thereto from time to time, and Compass Bank, as Agent, Sole Lead Arranger and Sole Bookrunner (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.2
Amendment to Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender. (incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

Exhibit No.	Description
10.3
Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.4
Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.5
Loan Modification Agreement and Amendment to Loan Documents, dated May 15, 2018, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.5 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on May 25, 2018).

10.6
Loan Modification Agreement and Amendment to Loan Documents, dated August 30, 2019, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, and BBVA USA (f/k/a Compass Bank), as Agent, Lender and Issuing Bank (incorporated by reference to Exhibit 10.6 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on August 30, 2019).

10.7
Loan Modification Agreement and Amendment to Loan Documents, dated October 1, 2019, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, BBVA USA (f/k/a Compass Bank), as Agent for the Lenders and as a Lender and Issuing Bank, and Bank of America, N.A., as a Lender (incorporated by reference to Exhibit 10.7 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on October 1, 2019).

10.8
Loan Modification Agreement and Amendment to Loan Documents, dated October 18, 2019, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, BBVA USA (f/k/a Compass Bank), as Agent for the Lenders and as a Lender and Issuing Bank, and Bank of America, N.A., as a Lender (incorporated by reference to Exhibit 10.8 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on October 21, 2019).

10.9*
Loan Modification Agreement and Amendment to Loan Documents, effective as of December 31, 2019, by and among Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), Wiregrass Construction Company, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, BBVA USA (f/k/a Compass Bank), as Agent for the Lenders and as a Lender and Issuing Bank, and Bank of America, N.A., as a Lender.

101.INS*	Inline XBRL Instance Document
101.SCH*	Inline XBRL Taxonomy Extension Schema Document
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: January 2, 2020	By:	/s/ Charles E. Owens
Charles E. Owens
President and Chief Executive Officer